UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2020

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MONTAGE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-36511	46-4812998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 West John Carpenter Freeway
Suite 300
Irving, Texas 75039
(Address of principal executive offices)(Zip Code)

(469) 444-1647
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	MR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On November 13, 2020, pursuant to the Agreement and Plan of Merger, dated as of August 12, 2020 (the “Merger Agreement”), by and between Southwestern Energy Company (“Southwestern”) and Montage Resources Corporation (“Montage”), Southwestern completed its previously announced acquisition of Montage, by means of a merger of Montage with and into Southwestern, with Southwestern continuing as the surviving corporation (the “Merger”).

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in the “Introductory Note” and in Item 2.01 is incorporated by reference into this Item 1.02.

Termination of Credit Agreement

On November 13, 2020, in connection with the Merger, Montage caused to be repaid in full all indebtedness, liabilities and other obligations under, and terminated that certain Third Amended and Restated Credit Agreement, dated as of February 28, 2019 (as amended and in effect), by and among Montage, the lenders party thereto and Bank of Montreal, as the administrative agent.

Redemption of Senior Notes

As previously reported, on October 6, 2020, Montage notified Deutsche Bank Trust Company Americas (the “Trustee”), as trustee under the Indenture, dated as of July 6, 2015 (as supplemented and in effect, the “Indenture”), among Montage, the guarantors party thereto and the Trustee, of its election to redeem, subject to certain conditions including consummation of the Merger (the “Redemption”), all of its outstanding 8.875% Senior Notes due 2023 (the “Notes”). On October 9, 2020, the Trustee, on behalf of Montage, issued a conditional notice of full redemption of all of its outstanding Notes.

On November 13, 2020 (the “Redemption Date”), Montage redeemed the Notes at a redemption price of 102.219% (the “Redemption Price”) of the aggregate principal amount being redeemed, plus accrued and unpaid interest on the Notes redeemed to, but not including, the Redemption Date. Following the Redemption by Montage of the Notes, none of the Notes remain outstanding.

Also on November 13, 2020, in connection with the consummation of the Merger and the Redemption, Montage and the Trustee entered into a Satisfaction and Discharge of Indenture, pursuant to which Montage satisfied and discharged its obligations under the Indenture by causing to be deposited with the Trustee, as trust funds in trust solely for the benefit of the holders of the Notes, cash in an amount sufficient to pay the Redemption Price (including accrued and unpaid interest on the Notes to, but not including, the Redemption Date).

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the “Introductory Note” is incorporated by reference into this Item 2.01.

In accordance with the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Montage common stock, par value $0.01 per share (“Montage Common Stock”), was automatically converted into the right to receive 1.8656 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of Southwestern (“Southwestern Common Stock”). No fractional shares of Southwestern Common Stock have been or will be issued in the Merger, and holders of Montage Common Stock have received or will receive cash in lieu of any fractional shares of Southwestern Common Stock to which such holders would otherwise be entitled.

In addition, in accordance with the Merger Agreement, at the Effective Time, (i) each Montage restricted stock unit award that was outstanding immediately prior to the Effective Time was converted into an assumed restricted stock unit award, (ii) each Montage performance stock unit award was terminated and vested, and (iii) each Montage restricted stock award granted to a Montage non-employee director vested.

The shares of Southwestern Common Stock issued in connection with the Merger were registered under the Securities Act of 1933, as amended, pursuant to Southwestern’s registration statement on Form S-4 (File No. 333-248827), initially filed with the Securities and Exchange Commission (the “Commission”) on September 16, 2020, as amended by pre-effective Amendment No. 1 filed on October 2, 2020, and declared effective by the Commission on October 6, 2020 (the “Registration Statement”).

The description of the Merger Agreement and related transactions (including, without limitation, the Merger) in this Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger

Agreement, which is attached as Exhibit 2.1 to Montage’s Current Report on Form 8-K filed with the Commission on August 18, 2020 and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 is incorporated by reference into this Item 3.01.

On November 13, 2020, in connection with the consummation of the Merger, Montage notified the New York Stock Exchange (the “NYSE”) that the Merger had been consummated and requested that the trading of its common stock on the NYSE be suspended and that the listing of its shares on the NYSE be withdrawn. The trading in shares of Montage Common Stock on the NYSE was halted prior to the opening of trading on November 13, 2020. In addition, Montage requested that the NYSE file with the Commission a notification on Form 25 to report the delisting of its shares from the NYSE and to deregister its shares under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Southwestern intends to file with the Commission a certification on Form 15 requesting the termination of registration of the Montage Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By virtue of the Merger, all of the directors of Montage ceased to be directors of Montage and members of any and all committees of Montage’s board of directors, effective as of the Effective Time. These actions were not a result of any disagreements with Montage on any matter relating to Montage’s operations, policies or practices.

By virtue of the Merger, all of the officers of Montage ceased to hold their respective positions with Montage, effective as of the Effective Time. These actions were not a result of any disagreements with Montage on any matter relating to Montage’s operations, policies or practices.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated August 12, 2020, by and between Southwestern Energy Company and Montage Resources Corporation (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed with the Commission on August 18, 2020).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY
(as successor by merger to Montage Resources Corporation)

Dated: November 13, 2020	By:	/s/ CHRIS LACY
	Name:	Chris Lacy
	Title:	Executive Vice President, General Counsel and
Corporate Secretary